    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 16, 1997
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------
                                 SCHEDULE 13E-3

                        RULE 13E-3 TRANSACTION STATEMENT

                                AMENDMENT NO. 1

        (PURSUANT TO SECTION 13(e) OF THE SECURITIES EXCHANGE ACT OF 1934)
                                PLASTI-LINE, INC.
--------------------------------------------------------------------------------
                                (Name of Issuer)


                                PLASTI-LINE, INC.
                                PL HOLDING CORP.
                              PL ACQUISITION CORP.
                                JAMES R. MARTIN

--------------------------------------------------------------------------------
                      (Name of Person(s) Filing Statement)

                     COMMON STOCK, PAR VALUE $.001 PER SHARE
--------------------------------------------------------------------------------
                         (Title of Class of Securities)

                                    727540106
                  --------------------------------------------
                      (CUSIP Number of Class of Securities)

                 JAMES R. MARTIN               JAMES R. MARTIN
                PLASTI-LINE, INC.             623 E. EMORY ROAD
                 PL HOLDING CORP.        KNOXVILLE, TENNESSEE 37950
               PL ACQUISTION CORP.              (423) 938-1511
                623 E. EMORY ROAD
          KNOXVILLE, TENNESSEE 37950
                (423) 938-1511


(NAME, ADDRESS AND TELEPHONE NUMBER OF PERSONS AUTHORIZED TO RECEIVE NOTICES AND
           COMMUNICATIONS ON BEHALF OF THE PERSON(S) FLING STATEMENT)


      THE COMMISSION IS REQUESTED TO SEND COPIES OF ALL COMMUNICATIONS TO:


              SUSAN J. WILSON, ESQ.                   BOB F. THOMPSON, ESQ.
                ALSTON & BIRD LLP                    BASS, BERRY & SIMS PLC
               ONE ATLANTIC CENTER                 2700 FIRST AMERICAN CENTER
            1201 WEST PEACHTREE STREET          NASHVILLE, TENNESSEE 37238-2700
           ATLANTA, GEORGIA 30309-3424                   (615) 742-6200
                  (404) 881-7000


This statement is filed in connection with (check the appropriate box):
a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.
b. [ ] The filing of a registration statement under the Securities Act of 1933.
c.   [ ]  A tender offer.
d.   [ ]  None of the above.

              Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. [X]

                            CALCULATION OF FILING FEE

================================================================================
      TRANSACTION VALUATION*                           AMOUNT OF FILING FEE
--------------------------------------------------------------------------------
           $56,055,463                                        $11,215
================================================================================

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount previously paid:   $11,215            Filing party: Plasti-Line, Inc.
Form or Registration no.: Schedule 14A       Date filed:   November 5, 1997

*For purposes of calculation of the filing fee only. This transaction relates to the proposed merger (the "Merger") of PL Acquisition Corp. with and into Plasti-Line, Inc. (the "Company"). The "Transaction Valuation" amount referenced above is based upon the purchase of 3,865,894 shares of Common Stock, par value $.001 per share (the "Common Stock"), of the Company at $14.50, the cash price per share of Common Stock to be paid in the Merger. In accordance with Rule 0-11(c)(1) under the Securities Exchange Act of 1934, the filing fee is determined by multiplying the amount calculated pursuant to the preceding sentence by 1/50th of one percent.


                  This Rule 13E-3 Transaction Statement (the "Statement") of Plasti-Line, Inc., a Tennessee corporation (the "Company"), PL Holding Corp., a Tennessee corporation ("Parent"), PL Acquisition Corp., a Tennessee corporation and wholly owned subsidiary of Parent ("Merger Sub"), and James R. Martin ("Martin) relates to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of November 3, 1997, among the Company, Parent, Merger Sub and Martin, pursuant to which, among other things, (a) Merger Sub will be merged with and into the Company (the "Merger" or the "Transaction"), with the Company being the surviving corporation (the "Surviving Corporation"), (b) each outstanding share of Common Stock (except those shares of Common Stock held by the Company as treasury stock or owned by Parent or its affiliates) will be converted into the right to receive $14.50 without interest, (c) each outstanding share of Common Stock held by Parent or its affiliates will be canceled without consideration and (d) each outstanding share of Merger Sub common stock will be converted into one share of common stock of the Surviving Corporation. The Merger Agreement and the Merger have already been approved by the board of directors of each of the corporations that are parties to the Merger Agreement and are subject to the approval of the shareholders of the Company at a Special Meeting of Shareholders to be held on ________, 1998. This Statement is intended to satisfy the reporting requirements of Section 13(e) of the Securities Exchange Act of 1933, as amended (the "Act"). A copy of the Merger Agreement is filed by the Company as Exhibit A to the Company's Proxy Statement (the "Proxy Statement") and incorporated by reference in Item 17(c) to this Statement.


                  The cross-reference sheet below is being supplied pursuant to General Instruction F to the Schedule 13E-3 and shows the location in the Proxy Statement of the information required to be included in response to the items of this Statement. The information in the Proxy Statement, including all exhibits thereto, is hereby expressly incorporated herein by reference and the responses to each item in this Statement are qualified in their entirety by the information contained in the Proxy Statement and the exhibits thereto.

                              CROSS REFERENCE SHEET

       SCHEDULE 13E-3 ITEM:         LOCATION IN THE PROXY STATEMENT:

Item 1(a)                           *

Item 1(b)                           "INTRODUCTION" and "MARKET PRICES FOR THE
                                    COMMON STOCK"

Item 1(c)                           "MARKET PRICES FOR THE COMMON STOCK"

Item 1(d)                           "DIVIDENDS"

Item 1(e)                           **

Item 1(f)                           "PURCHASES OF COMMON STOCK BY CERTAIN
                                    PERSONS"

Item 2(a)--(d) and (g)              "INTRODUCTION", ""BUSINESS OF THE COMPANY",
                                    "CERTAIN INFORMATION CONCERNING PARENT AND
                                    MERGER SUB" and "DIRECTORS AND EXECUTIVE
                                    OFFICERS OF THE COMPANY, PARENT, MERGER SUB
                                    AND THE SURVIVING CORPORATION"

Item 2(e)--(f)                      *

Item 3(a)(1)                        "SPECIAL FACTORS--Conflicts of Interest;
                                    Certain Relationships"

Item 3(a)(2) "INTRODUCTION--Proposal to be Considered at the Special Meeting,"
                                    "SUMMARY--GENERAL--Structure of the Merger,"
                                    "SUMMARY--THE MERGER AGREEMENT," "SPECIAL
                                    FACTORS--Background of the Merger," "SPECIAL
                                    FACTORS--Purpose and Structure of the
                                    Merger; Certain Effects of the Merger," "THE
                                    MERGER AGREEMENT" and EXHIBIT A--"MERGER
                                    AGREEMENT"

Item 3(b) "INTRODUCTION--Proposal to be Considered at the Special Meeting," "INTRODUCTION--Voting Rights; Vote Required for Approval," "SUMMARY--GENERAL--Purpose of the Special Meeting; Quorum; Vote Required," "SUMMARY--GENERAL--Structure of the Merger," "SUMMARY--GENERAL--Conflicts of Interest,"
                                    "SPECIAL FACTORS--Background of the Merger,"
                                    "SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger," "SPECIAL FACTORS--Conflicts of Interest; Certain Relationships," "CERTAIN INFORMATION CONCERNING PARENT AND MERGER SUB" and "SECURITY OWNERSHIP OF THE COMPANY"

Item 4(a) "INTRODUCTION--Proposal to be Considered at the Special Meeting,"
                                    "SUMMARY--GENERAL--Structure of the Merger,"
                                    "SUMMARY--THE MERGER AGREEMENT," "SPECIAL
                                    FACTORS--Purpose and Structure of the
                                    Merger; Certain Effects of the Merger," "THE
                                    MERGER AGREEMENT" and EXHIBIT A--"MERGER
                                    AGREEMENT"

Item 4(b) "INTRODUCTION--Proposal to be Considered at the Special Meeting," "SUMMARY--GENERAL-- Structure of the Merger," "SUMMARY-- GENERAL--Certain Effects of the Merger," "SUMMARY--GENERAL--Conflicts of Interest,"
                                    "SPECIAL FACTORS--Background of the Merger,"
                                    "SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger," "SPECIAL FACTORS--Conflicts of Interest; Certain Relationships," "THE MERGER AGREEMENT--General," "THE MERGER AGREEMENT-- Consideration to be Received by Shareholders of the Company," "CERTAIN INFORMATION CONCERNING PARENT AND MERGER SUB," "SECURITY OWNERSHIP OF THE COMPANY" and EXHIBIT A-- "MERGER AGREEMENT"

Item 5(a)--(g) "SUMMARY--GENERAL--Plans for the Company After the Merger," "SUMMARY--GENERAL-- Certain Effects of the Merger," "SUMMARY-- SOURCE OF FUNDS FOR THE MERGER," "SPECIAL FACTORS--Background of the Merger," "SPECIAL
                                    FACTORS--Plans for the Company After the Merger," "SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger," "THE MERGER AGREEMENT--The Surviving Corporation," "DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY, PARENT, MERGER SUB AND THE SURVIVING CORPORATION-- Information Concerning Directors and Executive Officers of the Surviving Corporation" and EXHIBIT A--"MERGER AGREEMENT"

Item 6(a)--(c)                      "SOURCE OF FUNDS FOR THE MERGER"

Item 6(d)                           **

Item 7(a) and (c)                   "SUMMARY--GENERAL--Certain Effects of the
                                    Merger," "SPECIAL FACTORS--Background of the
                                    Merger" and "SPECIAL FACTORS--Purpose and
                                    Structure of the Merger; Certain Effects of the Merger"

Item 7(b) "SPECIAL FACTORS--Background of the Merger" and "SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger"

Item 7(d) "INTRODUCTION--Proposal to be Considered at the Special Meeting," "SUMMARY--GENERAL-- Structure of the Merger," "SUMMARY-GENERAL-- Plans for the Company After the Merger," "SUMMARY--GENERAL--Certain Effects of the Merger," "SUMMARY--GENERAL--Conflicts of
                                    Interest," "SUMMARY--GENERAL--Federal Income
                                    Tax Consequences," "SPECIAL FACTORS--
                                    Background of the Merger," "SPECIAL
                                    FACTORS--Purpose and Structure of the
                                    Merger; Certain Effects of the Merger,"
                                    "SPECIAL FACTORS--Plans for the Company
                                    After the Merger," "SPECIAL FACTORS--
                                    Conflicts of Interest; Certain
                                    Relationships," "SPECIAL FACTORS--Certain
                                    Federal Income Tax Consequences of the
                                    Merger," "THE MERGER AGREEMENT--General,"
                                    "THE MERGER AGREEMENT--The Surviving
                                    Corporation," "THE MERGER AGREEMENT--
                                    Consideration to be Received by Shareholders of the Company," "SOURCE OF FUNDS FOR THE MERGER," "SECURITY OWNERSHIP OF THE COMPANY," "DIRECTORS AND OFFICERS OF THE COMPANY, PARENT, MERGER SUB AND THE SURVIVING CORPORATION--Information
                                    Concerning Directors and Executive Officers of the Surviving Corporation" and EXHIBIT A--"MERGER AGREEMENT"


Item 8(a)-(b) "SUMMARY--GENERAL--Determination of Special Committee; Recommendation of the Company's Board of Directors" and "SPECIAL FACTORS-- Recommendations of the Special Committee, the Board, Parent, Merger Sub and Martin"

Item 8(c) "INTRODUCTION--Voting Rights; Vote Required for Approval," "SUMMARY--GENERAL--Purpose of the Special Meeting; Quorum; Vote Required," "SUMMARY--THE MERGER AGREEMENT--Conditions to Consummation of the Merger," "SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger," "THE MERGER AGREEMENT--Conditions to Consummation of the Merger" and EXHIBIT A--"MERGER AGREEMENT"

Item 8(d) "SUMMARY--GENERAL--Opinion of Financial Advisor to Special Committee," "SPECIAL FACTORS--Background of the Merger," "SPECIAL
                                    FACTORS--Opinion of Special Committee's
                                    Financial Advisor" and EXHIBIT C--"OPINION
                                    OF J.C BRADFORD & CO."


Item 8(e) "SUMMARY--GENERAL--Determination of Special Committee; Recommendation of Company's Board of Directors," "SPECIAL FACTORS--Background of the Merger" and "SPECIAL FACTORS-- Recommendations of the Special Committee, the Board, Parent, Merger Sub and Martin"


Item 8(f)                           **

Item 9(a)-(c) "SUMMARY--GENERAL--Opinion of Financial Advisor to Special Committee," "SPECIAL FACTORS--Background of the Merger," "SPECIAL
                                    FACTORS--Opinion of Special Committee's
                                    Financial Advisor" and EXHIBIT C--"OPINION
                                    OF J.C. BRADFORD & CO."

Item 10(a) "INTRODUCTION--Proposal to be Considered at the Special Meeting," "INTRODUCTION--Voting Rights; Vote Required for Approval," "SUMMARY--GENERAL--Purpose of the Special Meeting; Quorum; Vote Required," "SUMMARY-- GENERAL--Structure of the Merger," "SUMMARY--GENERAL--Conflicts of Interest,"
                                    "SPECIAL FACTORS--Background of the Merger,"
                                    "SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger," "SPECIAL FACTORS--Conflicts of Interest; Certain Relationships," "CERTAIN INFORMATION CONCERNING PARENT AND MERGER SUB" and "SECURITY OWNERSHIP OF THE COMPANY"

Item 10(b)                          "PURCHASES OF COMMON STOCK BY CERTAIN
                                    PERSONS"

Item 11 "INTRODUCTION--Proposal to be Considered at the Special Meeting," "INTRODUCTION--Voting Rights; Vote Required for Approval," "SUMMARY--GENERAL--Purpose of the Special Meeting; Quorum; Vote Required," "SUMMARY-- GENERAL--Structure of the Merger," "SUMMARY--GENERAL--Plans for the Company After the Merger," "SUMMARY--GENERAL-- Conflicts of Interest," "SPECIAL FACTORS-- Background of the Merger," "SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger," "SPECIAL FACTORS--Plans for the Company After the Merger," "SPECIAL FACTORS-- Conflicts of Interest; Certain Relationships," "CERTAIN INFORMATION
                                    CONCERNING PARENT AND MERGER SUB" and
                                    "SECURITY OWNERSHIP OF THE COMPANY"

Item 12(a) "INTRODUCTION--Proposal to be Considered at the Special Meeting," "INTRODUCTION--Voting Rights; Vote Required for Approval," "SUMMARY--GENERAL--Purpose of the Special Meeting; Quorum; Vote Required," "SUMMARY-- GENERAL--Structure of the Merger," "SUMMARY--GENERAL--Conflicts of Interest,"
                                    "SPECIAL FACTORS--Background of the Merger,"
                                    "SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger," "SPECIAL FACTORS--Conflicts of Interest; Certain Relationships," "THE MERGER AGREEMENT--Consideration to be Received by Shareholders of the Company," "CERTAIN INFORMATION CONCERNING PARENT AND MERGER SUB," "SECURITY OWNERSHIP OF THE COMPANY" and EXHIBIT A--"MERGER AGREEMENT"


Item 12(b) "SUMMARY--GENERAL--Determination of Special Committee; Recommendation of Company's Board of Directors," "SPECIAL FACTORS-- Recommendations of the Special Committee, the Board, Parent, Merger Sub and Martin" and "SECURITY OWNERSHIP OF THE COMPANY"


Item 13(a) "INTRODUCTION--Voting Rights; Vote Required for Approval," "SUMMARY--THE MERGER AGREEMENT--Dissenters' Rights," "SPECIAL
                                    FACTORS--Purpose and Structure of the
                                    Merger; Certain Effects of the Merger,"
                                    "DISSENTERS' RIGHTS" and EXHIBIT B--"CHAPTER
                                    23 OF THE TENNESSEE BUSINESS CORPORATION
                                    ACT"

Item 13(b)-(c)                      **

Item 14(a) "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE," "SELECTED HISTORICAL FINANCIAL INFORMATION OF THE COMPANY," "INDEPENDENT AUDITORS" and "INDEX TO FINANCIAL STATEMENTS"

Item 14(b)                          **

Item 15(a) "SUMMARY--GENERAL--Plans for the Company After the Merger" and "SPECIAL FACTORS-- Plans for the Company After the Merger"

Item 16                             "INTRODUCTION--Proxies"

Item 17                             *


---------------------------------------

*                    Information is contained in this Statement
**                   Not applicable

ITEM 1. ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.


                  (a) The issuer of the class of equity securities which is the subject of the Rule 13e-3 transaction is the Company. The address of the Company's principal executive offices is 623 E. Emory Road, Knoxville, Tennessee 37849.


                  (b) The information set forth in "INTRODUCTION" and "MARKET PRICES FOR THE COMMON STOCK" in the Proxy Statement is incorporated herein by reference.

                  (c) The information set forth in "MARKET PRICES FOR THE COMMON STOCK" in the Proxy Statement is incorporated herein by reference.

                  (d) The information set forth in "DIVIDENDS" in the Proxy Statement is incorporated herein by reference.

                  (e) Not applicable.

                  (f) The information set forth in "PURCHASE OF COMMON STOCK BY CERTAIN PERSONS" in the Proxy Statement is incorporated herein by reference.


ITEM 2. IDENTITY AND BACKGROUND.


                  (a)-(d) and (g) This statement is being filed by the Company, the issuer of the class of equity securities which is the subject of the Rule 13e-3 transaction, by Parent, by Merger Sub and by James R. Martin. The information set forth in "INTRODUCTION," "BUSINESS OF THE COMPANY," "CERTAIN INFORMATION CONCERNING PARENT AND MERGER SUB" and "DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY,PARENT, MERGER SUB AND THE SURVIVING CORPORATION" in the Proxy Statement is incorporated herein by reference.



                  (e)-(f) None of the Company, Parent, Merger Sub, Martin or, to the best of their knowledge, any of the persons listed under "DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY, PARENT, MERGER SUB AND THE SURVIVING CORPORATION" in the Proxy Statement, has during the last five years (i) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.


ITEM 3. PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

                  (a)(1) The information set forth in "SPECIAL
FACTORS--Conflicts of Interest; Certain Relationships" of the Proxy Statement is incorporated herein by reference.

                  (a)(2) The information set forth in "INTRODUCTION--Proposal to be Considered at the Special Meeting," "SUMMARY--GENERAL--Structure of the Merger," "SUMMARY--THE MERGER AGREEMENT," "SPECIAL FACTORS--Background of the Merger," "SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger," "THE MERGER AGREEMENT" and EXHIBIT A--"MERGER AGREEMENT" of the Proxy Statement is incorporated herein by reference.

                  (b) The information set forth in "INTRODUCTION--Proposal to be Considered at the Special Meeting," "INTRODUCTION--Voting Rights; Vote Required for Approval," "SUMMARY--GENERAL--Purpose of the Special Meeting; Quorum; Vote Required," "SUMMARY--GENERAL--Structure of the Merger," "SUMMARY--GENERAL-- Conflicts of Interest," "SPECIAL FACTORS--Background of the Merger, "SPECIAL

FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger," "SPECIAL FACTORS--Conflicts of Interest; Certain Relationships," "CERTAIN INFORMATION CONCERNING PARENT AND MERGER SUB" and "SECURITY OWNERSHIP OF THE COMPANY" of the Proxy Statement is incorporated herein by reference.

ITEM 4. TERMS OF THE TRANSACTION.

                  (a) The information set forth in "INTRODUCTION--Proposal to be Considered at the Special Meeting," "SUMMARY--GENERAL--Structure of the Merger," "SUMMARY--THE MERGER AGREEMENT," "SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger," "THE MERGER AGREEMENT" and EXHIBIT A-- "MERGER AGREEMENT" of the Proxy Statement is incorporated herein by reference.

                  (b) The information set forth in "INTRODUCTION--Proposal to be Considered at the Special Meeting," "SUMMARY--GENERAL--Structure of the Merger," "SUMMARY--GENERAL--Certain Effects of the Merger," "SUMMARY--GENERAL--Conflicts of Interest", "SPECIAL FACTORS--Background of the Merger," "SPECIAL FACTORS-- Purpose and Structure of the Merger; Certain Effects of the Merger," "SPECIAL FACTORS--Conflicts of Interest; Certain Relationships," "THE MERGER AGREEMENT-- General," "THE MERGER AGREEMENT--Consideration to be Received by Shareholders of the Company," "CERTAIN INFORMATION CONCERNING PARENT AND MERGER SUB," "SECURITY OWNERSHIP OF THE COMPANY" and EXHIBIT A--"MERGER AGREEMENT" of the Proxy Statement is incorporated herein by reference.


ITEM 5. PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

                  (a)-(g) The information set forth in "SUMMARY--GENERAL-- Certain Effects of the Merger," "SUMMARY--GENERAL--Plans for the Company After the Merger," "SUMMARY--THE MERGER AGREEMENT--Source Of Funds," "SPECIAL FACTORS--Background of the Merger," "SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger," "SPECIAL FACTORS--Plans for the Company After the Merger," "THE MERGER AGREEMENT--The Surviving Corporation," "DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY, PARENT, MERGER SUB AND THE SURVIVING CORPORATION--Information Concerning Directors and Executive Officers of the Surviving Corporation" and EXHIBIT A--"MERGER AGREEMENT" of the Proxy Statement is incorporated herein by reference.

ITEM 6. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

                  (a)-(c) The information set forth in "THE MERGER AGREEMENT-- Expenses" and "SOURCE OF FUNDS OF THE MERGER" of the Proxy Statement is incorporated herein by reference.

                  (d) Not applicable.


ITEM 7. PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

                  (a) and (c) The information set forth in "SUMMARY--GENERAL-- Certain Effects of the Merger," "SPECIAL FACTORS--Background of the Merger" and "SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger" of the Proxy Statement is incorporated herein by reference.

                  (b) The information set forth in "SPECIAL FACTORS--Background of the Merger" and "SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger" of the Proxy Statement is incorporated herein by reference.

                  (d) The information set forth in "INTRODUCTION--Proposal to be Considered at the Special Meeting," "SUMMARY--GENERAL--Structure of the Merger," "SUMMARY--GENERAL--Plans for the Company After the Merger," "SUMMARY--GENERAL-- Certain Effects of the Merger," "SUMMARY--GENERAL--Conflicts of Interest," "SUMMARY--GENERAL--Federal Income Tax Consequences," "SPECIAL FACTORS-- Background of the Merger," "SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger," "SPECIAL FACTORS--Plans for the Company After the Merger," "SPECIAL FACTORS--Conflicts of Interest; Certain Relationships," "SPECIAL FACTORS--Certain Federal Income Tax Consequences of the Merger," "THE MERGER AGREEMENT--General," "THE MERGER AGREEMENT--The Surviving Corporation," "THE MERGER AGREEMENT--Consideration to be Received by Shareholders of the Company," "SOURCE OF FUNDS FOR THE MERGER," "SECURITY OWNERSHIP OF THE COMPANY," "DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY, PARENT, MERGER SUB AND THE SURVIVING CORPORATION--Information Concerning Directors and Executive Officers of the Surviving Corporation" and EXHIBIT A-- "MERGER AGREEMENT" of the Proxy Statement is incorporated herein by reference.


ITEM 8. FAIRNESS OF THE TRANSACTION.


                  (a)--(b) The information set forth in "SUMMARY--GENERAL-- Determination of Special Committee; Recommendation of the Company's Board of Directors" and "SPECIAL FACTORS--Recommendations of the Special Committee, the Board, Parent, Merger Sub and Martin" of the Proxy Statement is incorporated herein by reference.


                  (c) The information set forth in "INTRODUCTION--Voting Rights; Vote Required for Approval," "SUMMARY--GENERAL--Purpose of the Special Meeting; Quorum; Vote Required," "SUMMARY--THE MERGER AGREEMENT--Conditions to Consummation of the Merger," "SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger," "THE MERGER AGREEMENT--Conditions to Consummation of the Merger" and EXHIBIT A--"MERGER AGREEMENT" of the Proxy Statement is incorporated herein by reference.

                  (d) The information set forth in "SUMMARY--GENERAL--Opinion of Financial Advisor to Special Committee," "SPECIAL FACTORS--Background of the Merger," "SPECIAL FACTORS--Opinion of Special Committee's Financial Advisor" and EXHIBIT C--"OPINION OF J.C. BRADFORD & CO." of the Proxy Statement is incorporated herein by reference.


                  (e) The information set forth in "SUMMARY--GENERAL-- Determination of Special Committee; Recommendation of Company's Board of Directors," "SPECIAL FACTORS--Background of the Merger" and "SPECIAL FACTORS-- Recommendations of the Special Committee, the Board, Parent, Merger Sub and Martin" of the Proxy Statement is incorporated herein by reference.

                  (f) Not applicable.


ITEM 9. REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.


                  (a)--(c) The information set forth in "SUMMARY--GENERAL-- Opinion of Financial Advisor to Special Committee," "SUMMARY--GENERAL--Materials Prepared by Parent's Advisor," "SPECIAL FACTORS--Background of the Merger," "SPECIAL FACTORS--Opinion of Special Committee's Financial Advisor,"
"SPECIAL FACTORS--Material Prepared by Parent's Advisor," EXHIBIT
C--"OPINION OF J.C. BRADFORD & CO." and EXHIBIT D--"FORM OF TAX OPINION OF ALSTON & BIRD LLP" of the Proxy Statement is incorporated herein by reference.

ITEM 10. INTEREST IN SECURITIES OF THE ISSUER.

                  (a) The information set forth in "INTRODUCTION--Proposal to be Considered at the Special Meeting," "INTRODUCTION--Voting Rights; Vote Required for Approval," "SUMMARY--GENERAL--Purpose of the Special Meeting; Quorum; Vote Required," "SUMMARY--GENERAL--Structure of the Merger," "SUMMARY--GENERAL-- Conflicts of Interest," "SPECIAL FACTORS--Background of the Merger," "SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger," "SPECIAL FACTORS--Conflicts of Interest; Certain Relationships," "CERTAIN INFORMATION CONCERNING PARENT AND MERGER SUB" and "SECURITY OWNERSHIP OF THE COMPANY" of the Proxy Statement is incorporated herein by reference.

                  (b) The information set forth in "PURCHASES OF COMMON STOCK BY CERTAIN PERSONS" of the Proxy Statement is incorporated herein by reference.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

                  The information set forth in "INTRODUCTION--Proposal to be Considered at the Special Meeting," "INTRODUCTION--Voting Rights; Vote Required for Approval," "SUMMARY--GENERAL--Purpose of the Special Meeting; Quorum; Vote Required," "SUMMARY--GENERAL--Structure of the Merger," "SUMMARY--GENERAL--Plans for the Company After the Merger," "SUMMARY--GENERAL--Conflicts of Interest," "SPECIAL FACTORS--Background of the Merger," "SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger," "SPECIAL FACTORS--Plans for the Company After the Merger," "SPECIAL FACTORS--Conflicts of Interest; Certain Relationships," "CERTAIN INFORMATION CONCERNING PARENT AND MERGER SUB" and "SECURITY OWNERSHIP OF THE COMPANY" of the Proxy Statement is incorporated herein by reference.


ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

                  (a) The information set forth in "INTRODUCTION--Proposal to be Considered at the Special Meeting," "INTRODUCTION--Voting Rights; Vote Required for Approval," "SUMMARY--GENERAL--Purpose of the Special Meeting; Quorum; Vote Required," "SUMMARY--GENERAL--Structure of the Merger," "SUMMARY--GENERAL-- Conflicts of Interest," "SPECIAL FACTORS--Background of the Merger," "SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger," "SPECIAL FACTORS--Conflicts of Interest; Certain Relationships," "THE MERGER AGREEMENT--Consideration to be Received by Shareholders of the Company," "CERTAIN INFORMATION CONCERNING PARENT AND MERGER SUB," "SECURITY OWNERSHIP OF THE COMPANY" and EXHIBIT A--"MERGER AGREEMENT" of the Proxy Statement is incorporated herein by reference.


                  (b) The information set forth in "SUMMARY--GENERAL-- Determination of Special Committee; Recommendation of Company's Board of Directors," "SPECIAL FACTORS--Recommendations of the Special Committee, the Board, Parent, Merger Sub and Martin" and "SECURITY OWNERSHIP OF THE COMPANY" of the Proxy Statement is incorporated herein by reference.


ITEM 13. OTHER PROVISIONS OF THE TRANSACTION.

                  (a) The information set forth in "INTRODUCTION--Voting Rights; Vote Required for Approval," "SUMMARY--THE MERGER AGREEMENT--Dissenters' Rights," "SPECIAL FACTORS--Purpose and Structure of the Merger; Certain Effects of the Merger," "DISSENTERS' RIGHTS" and EXHIBIT B--"CHAPTER 23 OF THE TENNESSEE BUSINESS CORPORATION ACT" of the Proxy Statement is incorporated herein by reference.

                  (b)--(c) Not applicable.

ITEM 14. FINANCIAL INFORMATION.

                  (a) The information set forth in "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE," "SELECTED HISTORICAL FINANCIAL INFORMATION OF THE COMPANY," "INDEPENDENT AUDITORS" AND "INDEX TO FINANCIAL STATEMENTS" of the Proxy Statement is incorporated herein by reference.

                  (b) Not applicable.


ITEM 15. PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

                  (a) The information set forth in "SUMMARY--GENERAL--Plans for the Company After the Merger" and "SPECIAL FACTORS--Plans for the Company After the Merger" of the Proxy Statement is incorporated herein by reference.

                  (b) The information set forth in "INTRODUCTION--Proxies" of the Proxy Statement is incorporated herein by reference.


ITEM 16. ADDITIONAL INFORMATION.

                  The information set forth in the Proxy Statement is incorporated herein by reference in its entirety.

ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.


                  (a)(1) Commitment Letter with Key Corporate Capital, Inc. dated October 31, 1997.*

                  (a)(2) Commitment Letter with KeyCorp Real Estate Capital Markets, Inc. dated November 3, 1997.*

                  (a)(3) Commitment Letter with KeyCorp Real Estate Capital Markets, Inc. dated November 3, 1997.*

                  (a)(4) Commitment Letter with RSTW Partners III, L.P. dated November 5, 1997.*


                  (b)(1) Opinion of J.C. Bradford & Co. (attached as Exhibit C to the Proxy Statement).


                  (b)(2) J.C. Bradford & Co. Presentation to the Board of Directors of the Company, dated October 31, 1997.*

                  (b)(3) William Blair & Company, L.L.C. Presentation to the Board of Directors of the Company, dated September 8, 1997.


                  (c) Agreement and Plan of Merger dated as of November 3, 1997 among the Company, Parent, Merger Sub and Martin (attached as Exhibit A to the Proxy Statement).


                  (d)(1)   Preliminary Proxy Statement dated December __, 1997.


                  (d)(2) Notice of Special Meeting of Shareholders (included in Proxy Statement).


                  (d)(3)   Proxy Card.*

                  (d)(4)   Press Release issued by the Company on July 30,
                           1997.*

                  (d)(5)   Press Release issued by the Company on November 4,
                           1997.*



                  (d)(6) Chairman's Letter to Shareholders (included in Proxy Statement).


                  (e) Text of Chapter 23 of the Tennessee Business Corporation Act (attached as Exhibit B to the Proxy Statement).

                  (f)      Not Applicable.


------------------
* Previously filed

                                    SIGNATURE


                  After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.

                                    PLASTI-LINE, INC.


                                    By:   /s/  JAMES R. MARTIN
                                        ----------------------------------------
                                        Name:  James R. Martin
                                        Title: Chairman of the Board and
                                               Chief Executive Officer

December 16, 1997

                                    SIGNATURE


                  After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.

                                    PL HOLDING CORP.


                                    By:   /s/  JAMES R. MARTIN
                                        ----------------------------------------
                                        Name:  James R. Martin
                                        Title: Chairman of the Board and
                                               President

December 16, 1997

                                    SIGNATURE


                  After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.

                                    PL ACQUISITION CORP.


                                    By: /s/ JAMES R. MARTIN
                                        ----------------------------------------
                                        Name:  James R. Martin
                                        Title: Chairman of the Board and
                                               President


December 16, 1997

                                   SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.


                                               By:/s/ James R. Martin
                                                  ------------------------
                                                    Name: James R. Martin

December 16, 1997

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER            DESCRIPTION


(a)(1)            Commitment Letter with Key Corporate Capital, Inc. dated
                  October 31, 1997.*

(a)(2) Commitment Letter with KeyCorp Real Estate Capital Markets, Inc. dated November 3, 1997.*

(a)(3) Commitment Letter with KeyCorp Real Estate Capital Markets, Inc. dated November 3, 1997.*

(a)(4)            Commitment Letter with RSTW Partners III, L.P. dated November
                  5, 1997.*


(b)(1) Opinion of J.C. Bradford & Co. (attached as Exhibit C to the Proxy Statement).


(b)(2) J.C. Bradford & Co. Presentation to the Board of Directors of the Company, dated October 31, 1997.*

(b)(3) William Blair & Company, L.L.C. Presentation to the Board of Directors of the Company, dated September 8, 1997.



(c)(1) Agreement and Plan of Merger dated as of November 3, 1997 among the Company, Parent, Merger Sub and Martin (attached as Exhibit A to the Proxy Statement).



(d)(1)            Preliminary Proxy Statement dated December ___, 1997.


(d)(2)            Notice of Special Meeting of Shareholders (included in Proxy
                  Statement).


(d)(3)            Proxy Card.*

(d)(4)            Press Release issued by the Company on July 30, 1997.*

(d)(5)            Press Release issued by the Company on November 3, 1997.*



(d)(6)            Chairman's letter to Shareholders (included in Proxy
                  Statement).


(e) Text of Chapter 23 of the Tennessee Business Corporation Act (attached as Exhibit B to the Proxy Statement).


------------------
*Previously Filed.